FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1. Name and Address of Company

Petroteq Energy Inc. (the "Company")

15315 W. Magnolia Blvd, Suite 120

Sherman Oaks, California 91403

Item 2. Date of Material Change

October 6, 2021

Item 3. News Release

A news release was disseminated on October 6, 2021 via Accesswire which was amended and restated on October 7, 2021, both of which have been filed on SEDAR.

Item 4. Summary of Material Change

On October 6, 2021, the Company announced several prior transactions that had not been approved by the TSX Venture Exchange (the "Exchange") and indicated that while the Company is now making the necessary submissions with the Exchange for the transactions, they may not all be accepted for approval by the Exchange and as a condition of reinstatement to trading on the Exchange the Company may need to take remedial action to bring the transactions into compliance.

Item 5. Full Description of Material Change

5.1  Full Description of Material Change

For a full description of the material change, please see the news release dated October 7, 2021, a copy of which is attached hereto. A copy of the news release dated October 6, 2021 is also attached hereto.

5.2  Disclosure for Restructuring Transactions

Not applicable.

Item 6. Reliance on Subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7. Omitted Information

Not applicable.

Item 8. Senior Officer

For additional information, please contact R G Bailey, Interim Chief Executive Officer of the Company at (800) 979-1897.

Item 9. Date of Report

October 7, 2021

PETROTEQ PROVIDES UPDATE ON TSXV APPLICATION FOR REINSTATEMENT

Sherman Oaks, California - October 6, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, provides the following update regarding its application for reinstatement of its common shares (the "Common Shares") on the TSX Venture Exchange (the "Exchange").

By way of background, the Ontario Securities Commission (the "OSC") issued a cease trade order (the "CTO") on August 6, 2021, as a result of Company's failure to file its quarterly report on Form 10-Q (and related certifications) for the period ended May 31, 2021 ("2021 Q3 Filings") on or before July 30, 2021, as required under Canadian National Instrument 51-102 - Continuous Disclosure Obligations. As previously disclosed, OSC revoked its cease trade order effective August 24, 2021.

The Company filed the 2021 Q3 Filings on SEDAR and with the United States Securities and Exchange Commission (the "SEC") on August 19, 2021. In addition, on August 19, 2021, the Company's amended financial statements and management's discussion and analysis for the eight quarters from May 31, 2019 to February 28, 2021 were filed on SEDAR and with the SEC, as contained in the Company's amended annual reports on Form 10-K/A for the financial years ended August 31, 2019 and August 31, 2020, and in the Company's amended quarterly reports on Form 10-Q/A for the periods ended May 31, 2019, November 30, 2019, February 29, 2020, May 31, 2020, November 30, 2020 and February 28, 2021. The Company's amended financial statements and management discussion and analysis for the period ended February 28, 2019 were filed on SEDAR on August 23, 2021, and with the SEC on August 25, 2021, as exhibits to the Company's current report on Form 8-K.

As a result of the issuance of the CTO on August 6, 2021, the Exchange suspended trading of the Company's Common Shares. As part of the Exchange's review of the Company's reinstatement application, the Exchange reviewed the Company's financial statements for the three and nine months ended May 31, 2021 and raised concerns over unapproved filings. As a result of an internal investigation the Company identified several ("Canada") and EDGAR ("United States") which had not been submitted for approval by Toronto Stock Exchange.

Based on the Company's initial review of the Transactions, it is estimated that a total of 54,370,814 Common Shares were issued as a result of the Transactions. While some of the issued Common Shares, namely, 4,336,972, are estimated to have been issued at prices above what the Exchange would have otherwise approved, 50,033,842 are estimated to have been issued at share prices below what the Exchange generally approves for convertible securities. While the Company is now making the necessary submissions with the Exchange for the Transactions, they may not all be accepted for approval by the Exchange and as a condition of reinstatement to trading on the Exchange the Company may need to take remedial action to bring the Transactions into compliance.

The Transactions, described below, were all disclosed in the Company's financial statements (all dollar amounts are expressed in U.S. currency unless otherwise indicated):

  On May 7, 2020, the Company issued to an arm's length lender a $64,300 convertible note (including a 10% original issue discount) for a purchase price of $58,000, bearing interest at 12% per annum, maturing on May 7, 2021, and convertible into Common Shares. The note was ultimately converted on November 12, 2020 ($25,000 at $0.0308 for 811,688 Common Shares), November 13, 2020 ($20,000 at $0.0296 for 675,676 Common Shares) and November 13, 2020 ($22,780, including $3,480 of accrued and unpaid interest, at $0.0296 for 769,595 Common Shares). There is currently no principal or interest remaining on the note.

  On June 4, 2020, the Company issued to an arm's length lender a $69,900 convertible note (including a 10% original issue discount) for a purchase price of $63,000, bearing interest at 12% per annum, maturing on June 4, 2021, and convertible into Common Shares. The note was ultimately converted on December 15, 2020 ($18,000 at $0.0282 for 638,298 Common Shares), December 22, 2020 ($18,000 at $0.0338 for 532,544 Common Shares), December 28, 2020 ($20,000 at $0.0338 for 591,716 Common Shares), and January 4, 2021 ($17,680, including $3,780 of accrued and unpaid interest, at $0.0325 for 544,000 Common Shares). There is currently no principal or interest remaining on the note.
  On June 19, 2020, the Company issued to an arm's length lender a $82,500 convertible note (including a 10% original issue discount) for a purchase price of $75,000, bearing interest at 12% per annum, maturing on June 19, 2021, and convertible into Common Shares. The note was ultimately converted on January 7, 2021 ($20,000 at $0.0326 for 613,497 common shares), January 11, 2021 ($27,000 at $0.0326 for 828,221 Common Shares), January 13, 2021 ($22,000 at $0.0326 for 674,847 Common Shares) and January 20, 2021 ($18,000, including $4,500 of accrued and unpaid interest, at $0.0326 for 552,147 Common Shares). There is currently no principal or interest remaining on the note.
  On July 22, 2020, the Company issued to an arm's length lender a $150,000 convertible note (including a 15% original issue discount) for a purchase price of $135,000, bearing interest at 8% per annum, maturing on April 22, 2021, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. The note was ultimately converted on January 25, 2021 ($21,805 at $0.03115 for 700,000 Common Shares), January 28, 2021 ($46,725 at $0.03115 for 1,500,000 Common Shares), February 5, 2021 ($30,957.50 at $0.0309575 for 1,000,000 Common Shares), February 22, 2021 ($33,381.25 at $0.03338125 for 1,000,000 Common Shares) and March 2, 2021 ($34,011.25 at $0.03401125 for 1,000,000 Common Shares). There is currently $3,120 in principal remaining on the note, and, as of August 31, 2021, interest and penalties of $6,950.72.
  On August 26, 2020, a convertible debenture (which was originally approved by the Exchange), bearing interest at 10% per annum owing to an arm's length lender, which had matured on April 29, 2019, was acquired by another an arm's length lender pursuant to a Debt Assignment and Purchase Agreement. On August 26, 2020, pursuant to a Securities Exchange Agreement, the convertible promissory note was exchanged for a convertible redeemable note with an aggregate principal amount of $192,862, bearing interest at 10% per annum, maturing on August 26, 2021, and convertible into Common Shares. On October 1, 2020, the $192,862 convertible redeemable note was converted into 10,285,991 Common Shares at $0.01875 per share. There is currently no principal or interest remaining on the note.
  On November 6, 2020, the Company issued to an arm's length lender a $140,800 convertible note (including a 10% original issue discount) for a purchase price of $128,000, bearing interest at 12% per annum, maturing on November 6, 2021, and convertible into Common Shares. The note was ultimately converted on May 10, 2021 ($50,000 at $0.036 for 1,388,889 Common Shares), May 14, 2021 ($50,000 at $0.0326 for 1,533,742 Common Shares), May 19, 2021 ($48,480, including $7,680 of accrued and unpaid interest, at $0.0312 for 1,553,846 Common Shares). There is currently no principal or interest remaining on the note.
  Between August 2019 and March 2020, a director of the Company (Robert Dennewald), loaned $125,000 to the Company to assist the Company in meeting its financial obligations. Subsequently, on February 12, 2021, in exchange for the three non-convertible promissory notes issued to Mr. Dennewald, the Company issued a convertible promissory note with an aggregate principal amount of $125,000, bearing interest at 8% per annum, maturing on February 12, 2022, and convertible into Common Shares. On June 10, 2021, pursuant to an Assignment and Purchase of Debt Agreement, the $125,000 convertible promissory note was purchased and assigned by Mr. Dennewald to an arm's length lender. On June 15, 2021, the arm's length lender converted the $125,000 principal amount of the convertible promissory note into 3,048,780 Common Shares at $0.041 per share.

  On January 12, 2021, the Company issued an arm's length lender a $86,350 convertible note (including a 10% original issue discount) for a purchase price of $78,500, bearing interest at 12% per annum, maturing on January 12, 2022, and convertible into Common Shares. The note was ultimately converted on July 13, 2021 ($50,000 at $0.0871 for 574,053 Common Shares) and July 14, 2021 ($41,060, including $4,710 of accrued and unpaid interest, at $0.0863 for 475,782 Common Shares. There is currently no principal or interest remaining on the note.
  On February 25, 2021, the Company issued an arm's length lender a $86,350 convertible promissory note (including a 10% original issue discount) for a purchase price of $78,500, bearing interest at 12% per annum, maturing on February 24, 2022, and convertible into Common Shares. The Company has since repaid the convertible promissory note in full (including principal and interest) in cash.
  On March 22, 2021, the Company and an arm's length lender entered into an amending agreement extending the maturity date of a convertible debenture originally issued on September 17, 2018 from March 31, 2021 to October 31, 2021. The original issuance of the convertible debenture, including a prior amendment to the debenture, was approved by the Exchange. The current unpaid purchase price of the debenture ($2,900,000) is convertible at $0.055 per share.
  On April 21, 2021, the Company issued an arm's length lender a $92,125 convertible promissory note (including a 10% original issue discount) for a purchase price of $83,750, bearing interest at 12% per annum, maturing on April 21, 2022, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note, which remains outstanding.
  On May 20, 2021, the Company issued an arm's length lender a $141,625 convertible promissory note (including a 10% original issue discount) for a purchase price of $128,750, bearing interest at 12% per annum, maturing on May 20, 2022, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note, which remains outstanding.
  On October 30, 2018, an arm's length lender loaned $350,000 to the Company. Subsequently, on June 16, 2021, pursuant to an Exchange Agreement, the non-convertible promissory note was exchanged for a convertible redeemable note with an aggregate principal amount of $191,779 bearing interest at 10% per annum, maturing on June 16, 2022, and convertible into Common Shares. On June 16, 2021, pursuant to an Assignment and Purchase of Debt Agreement, the $191,779 convertible redeemable note was purchased and assigned to another arm's length lender and on the same day it was converted into 4,677,532 Common Shares at $0.04100004 per share.
  On June 24, 2021, a non-convertible secured debenture, bearing interest at 12% per annum owing to  an arm's length lender with an aggregate amount outstanding of CAD$962,085 (including interest and penalty), which had matured, was acquired by another arm's length lender pursuant to an Assignment and Purchase of Corporate Debt Agreement. On June 30, 2021, pursuant to a Securities Exchange Agreement dated June 28, 2021, the debenture was exchanged for a convertible redeemable note with an aggregate principal amount of $771,610, bearing interest at 8% per annum, maturing on June 30, 2022, and convertible into Common Shares at $0.041 per share. On July 1, 2021, the convertible redeemable note was converted into 18,819,756 Common Shares at $0.041 per share.
  On June 24, 2021, a non-convertible secured debenture, bearing interest at 12% per annum and owing to an arm's length lender, with an aggregate amount outstanding of CAD$38,217 (including interest and penalty), which had matured, was acquired by another arm's length lender pursuant to an Assignment and Purchase of Corporate Debt Agreement. On June 30, 2021, pursuant to a Securities Exchange Agreement dated June 28, 2021, the debenture was exchanged for a convertible redeemable note with an aggregate principal amount of $30,652, bearing interest at 8% per annum, maturing on June 30, 2022 and convertible into Common Shares at $0.041 per share. On July 1, 2021, the convertible redeemable note was converted into 747,616 Common Shares at $0.041 per share.

  On July 2, 2021, the Company issued to an arm's length lender a $114,125 convertible promissory note (including a 10% original issue discount) for a purchase price of $103,750, bearing interest at 12% per annum, maturing on July 2, 2022 and principal and interest convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note.

The net proceeds of the Transactions that resulted in new funds to the Company were used for expansion of the Company's extraction plant and working capital.

Disclosure regarding the Transactions has been provided in the following filings:

• Annual Report on Form 10-K for the year ended August 31, 2020, filed on December 15, 2020;

• Amended Annual Report on Form 10-K/A for the year ended August 31, 2020, filed on December 28, 2020;

• Amended Annual Report on Form 10-K/A for the year ended August 31, 2020, filed on August 19, 2021;

• Amended Quarterly Report on Form 10-Q/A for the three months ended November 30, 2020, filed on August 19, 2021;

• Quarterly report on Form 10-Q for the six months ended February 28, 2021, filed on April 20, 2021;

• Amended Quarterly Report on Form 10-Q/A for the six months ended February 28, 2021, filed on August 19, 2021; and

• Quarterly report on Form 10-Q for the nine months ended May 31, 2021, filed on August 19, 2021.

The Company continues to work with the Exchange on a reinstatement of trading and will update the market as things progress. However, the Exchange has indicated that these matters and their review of the Transactions may take some time to resolve and that a reinstatement to trading is not expected in the near term.

The Company continues to operate normally and is working diligently to answers questions from the Exchange.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including statements with respect to a reinstatement to trading on the Exchange. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, the Exchange concluding its reinstatement review to ensure the Company has satisfactorily complied with Exchange requirements. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange to be satisfied with the Company's reinstatement application; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

R.G. Bailey

Interim Chief Executive Officer

Tel: (800) 979-1897

PETROTEQ PROVIDES UPDATE ON TSXV APPLICATION FOR REINSTATEMENT

Sherman Oaks, California - October 7, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, provides the following update regarding its application for reinstatement of its common shares (the "Common Shares") on the TSX Venture Exchange (the "Exchange").

By way of background, the Ontario Securities Commission (the "OSC") issued a cease trade order (the "CTO") on August 6, 2021, as a result of Company's failure to file its quarterly report on Form 10-Q (and related certifications) for the period ended May 31, 2021 ("2021 Q3 Filings") on or before July 30, 2021, as required under Canadian National Instrument 51-102 - Continuous Disclosure Obligations. As previously disclosed, OSC revoked its cease trade order effective August 24, 2021.

The Company filed the 2021 Q3 Filings on SEDAR and with the United States Securities and Exchange Commission (the "SEC") on August 19, 2021. In addition, on August 19, 2021, the Company's amended financial statements and management's discussion and analysis for the eight quarters from May 31, 2019 to February 28, 2021 were filed on SEDAR and with the SEC, as contained in the Company's amended annual reports on Form 10-K/A for the financial years ended August 31, 2019 and August 31, 2020, and in the Company's amended quarterly reports on Form 10-Q/A for the periods ended May 31, 2019, November 30, 2019, February 29, 2020, May 31, 2020, November 30, 2020 and February 28, 2021. The Company's amended financial statements and management discussion and analysis for the period ended February 28, 2019, were filed on SEDAR on August 23, 2021, and with the SEC on August 25, 2021, as exhibits to the Company's current report on Form 8-K.

As a result of the issuance of the CTO on August 6, 2021, the Exchange suspended trading of the Company's Common Shares. As part of the Exchange's review of the Company's reinstatement application, the Exchange reviewed the Company's financial statements for the three and nine months ended May 31, 2021, and raised concerns over unapproved filings. As a result of an internal investigation the Company identified transactions reported on SEDAR ("Canada") and EDGAR ("United States") which had not been submitted for approval by Toronto Stock Exchange.

Based on the Company's initial review of the Transactions, it is estimated that a total of 54,370,814 Common Shares were issued as a result of the Transactions. While some of the issued Common Shares, namely, 4,336,972, are estimated to have been issued at prices above what the Exchange would have otherwise approved, 50,033,842 are estimated to have been issued at share prices below what the Exchange generally approves for convertible securities. While the Company is now making the necessary submissions with the Exchange for the Transactions, they may not all be accepted for approval by the Exchange and as a condition of reinstatement to trading on the Exchange the Company may need to take remedial action to bring the Transactions into compliance.

The Transactions, described below, were all disclosed in the Company's financial statements (all dollar amounts are expressed in U.S. currency unless otherwise indicated):

  On May 7, 2020, the Company issued to an arm's length lender a $64,300 convertible note (including a 10% original issue discount) for a purchase price of $58,000, bearing interest at 12% per annum, maturing on May 7, 2021, and convertible into Common Shares. The note was ultimately converted on November 12, 2020 ($25,000 at $0.0308 for 811,688 Common Shares), November 13, 2020 ($20,000 at $0.0296 for 675,676 Common Shares) and November 13, 2020 ($22,780, including $3,480 of accrued and unpaid interest, at $0.0296 for 769,595 Common Shares). There is currently no principal or interest remaining on the note.

  On June 4, 2020, the Company issued to an arm's length lender a $69,900 convertible note (including a 10% original issue discount) for a purchase price of $63,000, bearing interest at 12% per annum, maturing on June 4, 2021, and convertible into Common Shares. The note was ultimately converted on December 15, 2020 ($18,000 at $0.0282 for 638,298 Common Shares), December 22, 2020 ($18,000 at $0.0338 for 532,544 Common Shares), December 28, 2020 ($20,000 at $0.0338 for 591,716 Common Shares), and January 4, 2021 ($17,680, including $3,780 of accrued and unpaid interest, at $0.0325 for 544,000 Common Shares). There is currently no principal or interest remaining on the note.
  On June 19, 2020, the Company issued to an arm's length lender a $82,500 convertible note (including a 10% original issue discount) for a purchase price of $75,000, bearing interest at 12% per annum, maturing on June 19, 2021, and convertible into Common Shares. The note was ultimately converted on January 7, 2021 ($20,000 at $0.0326 for 613,497 common shares), January 11, 2021 ($27,000 at $0.0326 for 828,221 Common Shares), January 13, 2021 ($22,000 at $0.0326 for 674,847 Common Shares) and January 20, 2021 ($18,000, including $4,500 of accrued and unpaid interest, at $0.0326 for 552,147 Common Shares). There is currently no principal or interest remaining on the note.
  On July 22, 2020, the Company issued to an arm's length lender a $150,000 convertible note (including a 15% original issue discount) for a purchase price of $135,000, bearing interest at 8% per annum, maturing on April 22, 2021, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. The note was ultimately converted on January 25, 2021 ($21,805 at $0.03115 for 700,000 Common Shares), January 28, 2021 ($46,725 at $0.03115 for 1,500,000 Common Shares), February 5, 2021 ($30,957.50 at $0.0309575 for 1,000,000 Common Shares), February 22, 2021 ($33,381.25 at $0.03338125 for 1,000,000 Common Shares) and March 2, 2021 ($34,011.25 at $0.03401125 for 1,000,000 Common Shares). There is currently $3,120 in principal remaining on the note, and, as of August 31, 2021, interest and penalties of $6,950.72.
  On August 26, 2020, a convertible debenture (which was originally approved by the Exchange), bearing interest at 10% per annum owing to an arm's length lender, which had matured on April 29, 2019, was acquired by another an arm's length lender pursuant to a Debt Assignment and Purchase Agreement. On August 26, 2020, pursuant to a Securities Exchange Agreement, the convertible promissory note was exchanged for a convertible redeemable note with an aggregate principal amount of $192,862, bearing interest at 10% per annum, maturing on August 26, 2021, and convertible into Common Shares. On October 1, 2020, the $192,862 convertible redeemable note was converted into 10,285,991 Common Shares at $0.01875 per share. There is currently no principal or interest remaining on the note.
  On November 6, 2020, the Company issued to an arm's length lender a $140,800 convertible note (including a 10% original issue discount) for a purchase price of $128,000, bearing interest at 12% per annum, maturing on November 6, 2021, and convertible into Common Shares. The note was ultimately converted on May 10, 2021 ($50,000 at $0.036 for 1,388,889 Common Shares), May 14, 2021 ($50,000 at $0.0326 for 1,533,742 Common Shares), May 19, 2021 ($48,480, including $7,680 of accrued and unpaid interest, at $0.0312 for 1,553,846 Common Shares). There is currently no principal or interest remaining on the note.
  Between August 2019 and March 2020, a director of the Company (Robert Dennewald), loaned $125,000 to the Company to assist the Company in meeting its financial obligations. Subsequently, on February 12, 2021, in exchange for the three non-convertible promissory notes issued to Mr. Dennewald, the Company issued a convertible promissory note with an aggregate principal amount of $125,000, bearing interest at 8% per annum, maturing on February 12, 2022, and convertible into Common Shares. On June 10, 2021, pursuant to an Assignment and Purchase of Debt Agreement, the $125,000 convertible promissory note was purchased and assigned by Mr. Dennewald to an arm's length lender. On June 15, 2021, the arm's length lender converted the $125,000 principal amount of the convertible promissory note into 3,048,780 Common Shares at $0.041 per share.

  On January 12, 2021, the Company issued an arm's length lender a $86,350 convertible note (including a 10% original issue discount) for a purchase price of $78,500, bearing interest at 12% per annum, maturing on January 12, 2022, and convertible into Common Shares. The note was ultimately converted on July 13, 2021 ($50,000 at $0.0871 for 574,053 Common Shares) and July 14, 2021 ($41,060, including $4,710 of accrued and unpaid interest, at $0.0863 for 475,782 Common Shares. There is currently no principal or interest remaining on the note.
  On February 25, 2021, the Company issued an arm's length lender a $86,350 convertible promissory note (including a 10% original issue discount) for a purchase price of $78,500, bearing interest at 12% per annum, maturing on February 24, 2022, and convertible into Common Shares. The Company has since repaid the convertible promissory note in full (including principal and interest) in cash.
  On March 22, 2021, the Company and an arm's length lender entered into an amending agreement extending the maturity date of a convertible debenture originally issued on September 17, 2018 from March 31, 2021 to October 31, 2021. The original issuance of the convertible debenture, including a prior amendment to the debenture, was approved by the Exchange. The current unpaid purchase price of the debenture ($2,900,000) is convertible at $0.055 per share.
  On April 21, 2021, the Company issued an arm's length lender a $92,125 convertible promissory note (including a 10% original issue discount) for a purchase price of $83,750, bearing interest at 12% per annum, maturing on April 21, 2022, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note, which remains outstanding.
  On May 20, 2021, the Company issued an arm's length lender a $141,625 convertible promissory note (including a 10% original issue discount) for a purchase price of $128,750, bearing interest at 12% per annum, maturing on May 20, 2022, and convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note, which remains outstanding.
  On October 30, 2018, an arm's length lender loaned $350,000 to the Company. Subsequently, on June 16, 2021, pursuant to an Exchange Agreement, the non-convertible promissory note was exchanged for a convertible redeemable note with an aggregate principal amount of $191,779 bearing interest at 10% per annum, maturing on June 16, 2022, and convertible into Common Shares. On June 16, 2021, pursuant to an Assignment and Purchase of Debt Agreement, the $191,779 convertible redeemable note was purchased and assigned to another arm's length lender and on the same day it was converted into 4,677,532 Common Shares at $0.04100004 per share.
  On June 24, 2021, a non-convertible secured debenture, bearing interest at 12% per annum owing to  an arm's length lender with an aggregate amount outstanding of CAD$962,085 (including interest and penalty), which had matured, was acquired by another arm's length lender pursuant to an Assignment and Purchase of Corporate Debt Agreement. On June 30, 2021, pursuant to a Securities Exchange Agreement dated June 28, 2021, the debenture was exchanged for a convertible redeemable note with an aggregate principal amount of $771,610, bearing interest at 8% per annum, maturing on June 30, 2022, and convertible into Common Shares at $0.041 per share. On July 1, 2021, the convertible redeemable note was converted into 18,819,756 Common Shares at $0.041 per share.
  On June 24, 2021, a non-convertible secured debenture, bearing interest at 12% per annum and owing to an arm's length lender, with an aggregate amount outstanding of CAD$38,217 (including interest and penalty), which had matured, was acquired by another arm's length lender pursuant to an Assignment and Purchase of Corporate Debt Agreement. On June 30, 2021, pursuant to a Securities Exchange Agreement dated June 28, 2021, the debenture was exchanged for a convertible redeemable note with an aggregate principal amount of $30,652, bearing interest at 8% per annum, maturing on June 30, 2022 and convertible into Common Shares at $0.041 per share. On July 1, 2021, the convertible redeemable note was converted into 747,616 Common Shares at $0.041 per share.

  On July 2, 2021, the Company issued to an arm's length lender a $114,125 convertible promissory note (including a 10% original issue discount) for a purchase price of $103,750, bearing interest at 12% per annum, maturing on July 2, 2022 and principal and interest convertible into Common Shares based on a discount to the market price of the Common Shares upon conversion. No Common Shares have been issued in connection with this convertible promissory note.

The net proceeds of the Transactions that resulted in new funds to the Company were used for expansion of the Company's extraction plant and working capital.

Disclosure regarding the Transactions has been provided in the following filings:

• Annual Report on Form 10-K for the year ended August 31, 2020, filed on December 15, 2020;

• Amended Annual Report on Form 10-K/A for the year ended August 31, 2020, filed on December 28, 2020;

• Amended Annual Report on Form 10-K/A for the year ended August 31, 2020, filed on August 19, 2021;

• Amended Quarterly Report on Form 10-Q/A for the three months ended November 30, 2020, filed on August 19, 2021;

• Quarterly report on Form 10-Q for the six months ended February 28, 2021, filed on April 20, 2021;

• Amended Quarterly Report on Form 10-Q/A for the six months ended February 28, 2021, filed on August 19, 2021; and

• Quarterly report on Form 10-Q for the nine months ended May 31, 2021, filed on August 19, 2021.

The Company continues to work with the Exchange on a reinstatement of trading and will update the market as things progress. However, the Exchange has indicated that these matters and their review of the Transactions may take some time to resolve and that a reinstatement to trading is not expected in the near term.

The Company continues to operate normally and is working diligently to answers questions from the Exchange.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including statements with respect to a reinstatement to trading on the Exchange. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, the Exchange concluding its reinstatement review to ensure the Company has satisfactorily complied with Exchange requirements. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange to be satisfied with the Company's reinstatement application; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

R.G. Bailey

Interim Chief Executive Officer

Tel: (800) 979-1897